                              SENDX MEDICAL, INC.,
                            A CALIFORNIA CORPORATION


                             SUBSCRIPTION AGREEMENT



TO:  SenDx Medical, Inc.,
     a California Corporation
     1945 Palomar Oaks Way
     Carlsbad, California 92009
     Attn:  George Pache


     The undersigned ("Subscriber"), on the terms and conditions herein set forth, tenders this subscription ("Subscription") to SENDX MEDICAL, INC., a California corporation (the "Company").

    1.    SUBSCRIPTION.

        1.1. OFFERING. Convertible Bridge Notes in the form attached as Exhibit A and associated warrants to purchase Series C Preferred Stock ("Warrants") in the form attached as Exhibit B ("Note") are offered pursuant to this offering. The Warrants will be issued to Subscriber in the amount of 0.25 warrants for each $1.00 of funds deposited in the account described below for purchase of the Notes (rounded to the nearest whole number of Warrants).

        1.2. PARTICIPATION. The Offering is open only to "Accredited Investors" within the meaning of Rule 501 of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). See Section 0 below for those who qualify. Each holder of Preferred Stock of the Company who is an Accredited Investor shall have the right to participate, based on such shareholder's pro rata interest.

        1.3. TERM. The Offering shall commence on January 25, 1996 and shall terminate on February 2, 1996, unless extended by the Company, in its sole discretion, for up to 24 days (the "Term").

        1.4. OFFER TO PURCHASE. Subject to the terms and conditions hereof, the Subscriber hereby subscribes for the amount set forth opposite Subscriber's name on the signature page hereto and tenders payment of such amount simultaneously with the delivery of an executed copy of this Subscription Agreement (the "Subscription Agreement").

        1.5. SEGREGATED ACCOUNT. All funds shall be deposited by the Company in a segregated account. At such time as at least $1,000,000 has been deposited in such account, the Company may withdraw all, but not less than all, of such funds from such account. In such event, a Note shall be issued to the Subscriber in the principal of Subscriber's investment. In the event the Company has not withdrawn such funds on or before February 26, 1996, all such funds shall be returned without interest to Subscriber on February 29, 1996. Although such account will be segregated by the Company, it will be a Company asset and therefore subject to claims of the Company's creditors.

        1.6. ISSUANCE OF WARRANTS. The Warrants shall be issued upon deposit of the Subscriber's funds into the Segregated Account whether the Company withdraws such funds from the Segregated Account or returns such funds to the Subscriber.

    1.6.  REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.

        2.1. ACCREDITED INVESTOR. Subscriber is aware that the Company may sell Securities (as defined below) to Subscriber only if Subscriber is an Accredited Investor. In connection therewith, Subscriber represents and warrants that Subscriber is an Accredited Investor as defined in the Accredited Investor Qualifications set forth on Exhibit C attached hereto. For purposes hereof, "Securities" shall mean the Notes, the Warrants and any securities which may be issued or issuable on conversion or exercise thereof (including Common Stock which may be issued or issuable upon conversion of Series C Preferred Stock).

        2.2. INVESTMENT REPRESENTATIONS AND WARRANTIES. The Subscriber further represents and warrants to the Company as follows:

            (a) The Securities are being acquired for the Subscriber's own account for investment, with no intention of distributing or selling any portion thereof within the meaning of the Securities Act, and will not be transferred by the Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than the Subscriber has any interest in or any right to acquire the Securities. The Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Securities by anyone but the Subscriber.


            (b) The Subscriber's financial condition is such that the Subscriber is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of the Subscriber's entire investment in the Company.

            (c) The Subscriber has received, has read and understood and is familiar with this Subscription Agreement, the form of Note and form of Warrant attached hereto as Exhibits A and B.

            (d) The Company has made available all additional information which the Subscriber has requested in connection with the Offering from the Company and its representatives, and the Subscriber has been afforded an opportunity to make further inquiries of the Company and its representatives.

            (e) No representations or warranties have been made to the Subscriber by the Company, or any representative of the Company, other than as set forth herein.

            (f) The Subscriber has investigated the acquisition of the Securities to the extent the Subscriber deemed necessary or desirable and the Company has provided the Subscriber with any assistance the Subscriber has requested in connection therewith.

            (g) The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of acquisition of the Securities and of making an informed investment decision with respect thereto.

            (h) The Subscriber is aware that the Subscriber's rights to transfer the Securities are restricted by the Securities Act, applicable state securities laws and the absence of a market for the Securities, and the Subscriber will not offer for sale, sell or otherwise transfer the Securities without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

            (i) The address set forth below is the Subscriber's true and correct address.

            (j) The Subscriber understands that the Securities have not been registered under the Securities Act or any state securities act in reliance on an exemption for private offerings, and the Subscriber acknowledges that the Subscriber is purchasing the Securities in the Company without being furnished any offering literature or prospectus other than the Memorandum.

            The Subscriber has full power and authority to make the representations referred to herein, to purchase the Securities and to execute and deliver this Subscription Agreement.

            (l)     The Subscriber acknowledges and is aware of the following:

                (A) investment in the Securities is speculative and involves a high degree of risk of loss of the entire investment in the Company.

                (B) are substantial restrictions on the transferability of the Securities; the Securities will not be registered under the Securities Act; there will be no public market for the Securities; the Subscriber may not be able to take advantage of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act with respect to the resale of the Securities and accordingly may have to hold the Securities indefinitely, and it may not be possible for the Subscriber to liquidate the investment in the Company.

                (C) No state or federal agency has made any finding or determination as to the fairness of the terms of the offering and sale of the Securities or any recommendation or endorsement of the offering.

                (D) Any certificate representing the Securities will be endorsed with a restrictive legend similar to the following:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.

            The Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for exemption of the sale of the Securities under the Securities Act, under the securities laws of all applicable states and for other purposes.

        2.3. SURVIVAL. The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If in any respect such representations and warranties shall not be true and accurate prior to the acceptance of the Subscription by the Company, the Subscriber shall give notice of such fact to the Company by telex, telegram, or facsimile with written confirmation of receipt, specifying which representations and warranties are not true and accurate and the reasons therefor.

    3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        3.1. ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

        3.2. CAPITALIZATION. The authorized capital stock of the Company, immediately prior to this offering, will consist of 50,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock, of which 5,000,000 are designated Series A Preferred Stock, 1,500,000 are designated Series A-2 Preferred Stock, 1,500,000 are designated Series B Preferred Stock and 10,000,000 are designated Series C Preferred Stock. The number of shares of stock issued and outstanding, immediately prior to this Offering, will consist of 1,820,484 shares of Common Stock, 3,321,997 shares of Series A and A-2 Preferred Stock, 1,310,000 shares of Series B Preferred Stock and 7,884,337 shares of Series C Preferred Stock. In addition, the Company has outstanding warrants to purchase 760,672 shares of Common Stock, 300,000 shares of Series A Preferred Stock and 62,000 shares of Series B Preferred Stock and a Stock Option Plan under which 2,777,516 shares of Common Stock remain issuable upon exercise of outstanding options or options which may be granted in the future.

    3.2. INDEMNIFICATION. The Subscriber acknowledges that the Subscriber understands the meaning and legal consequences of the representations and warranties made by the Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription. The Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of the Subscriber contained in this Subscription Agreement.

    5. TRANSFERABILITY. The Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Securities acquired pursuant hereto shall be made only in accordance with applicable federal and state securities laws.

    6. NO REVOCATION. The Subscriber agrees that this Subscription Agreement and any agreement of the Subscriber made hereunder is irrevocable, and that this Subscription Agreement shall survive the death or disability of the Subscriber, except as provided below in Section 0.

    7. TERMINATION OF AGREEMENT. If this Subscription is rejected by the Company in whole or in part, then this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder, and the Company shall promptly return or cause to be returned to the Subscriber this Subscription Agreement and the money tendered hereunder that is not being applied to the purchase of Securities.

    8. NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by telex, telegram or facsimile with written confirmation of receipt to the Subscriber at the address set forth below and to the Company at the address set forth on the cover hereof, or at such other place as the Company may designate by written notice to the Subscriber.

    9. EXPENSES. The Subscriber will pay the Subscriber's own expenses relating to this Subscription Agreement and the purchase of the Subscriber's Securities of the Company hereunder.

    10. AMENDMENTS. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by the Subscriber and the Company.

    11. COUNTERPARTS. This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one Subscription Agreement.

    12. GOVERNING LAW. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of California.

    13. HEADINGS. The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

     IN WITNESS WHEREOF, the undersigned have signed this Subscription Agreement as of the date set forth below.

                                        SUBSCRIBER

Total Subscription Amount:    $
                                        Purchaser Name (Please Print)
Dated:              , 1996              By:

                                        Title:


                                        COMPANY
Accepted:           , 1996              SENDX MEDICAL, INC.

                                        By:

                                        Title:

                                    EXHIBIT A


          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND, EXCEPT AS STATED IN AN AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE, OR ITS PREDECESSOR IN INTEREST, AND THE ISSUER CORPORATION, SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT OR REGULATION A NOTIFICATION UNDER SUCH ACT COVERING SUCH SECURITIES OR THE ISSUER CORPORATION RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE ISSUER CORPORATION) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                    EXHIBIT A


                              SENDX MEDICAL, INC.,
                            a California corporation
                           Convertible Promissory Note

                                                            Carlsbad, California
                                                                          , 1996

          FOR VALUE RECEIVED, SenDx Medical, Inc., a California corporation (the "Company"), hereby promises to pay to _________________________
     (hereinafter referred to as the "Holder"), or registered assigns, on the earlier of the closing of the Company=s next round of financing or on
     _______________________    _____, 1997 [one (1) year following date of
     issuance], subject to prepayment or earlier conversion as described below, the principal sum of ___________________________ Dollars ($________), or
     such part thereof as then remains unpaid, and to pay interest from the date hereof on the whole amount of said principal sum remaining unpaid at a rate per annum equal to the lesser of (a) eight percent (8%), or (b) the maximum rate permitted by law. Interest shall accrue and compound quarterly, from the date of issuance, and shall be payable at such time as the outstanding principal amount is due or has been converted. All accrued and unpaid interest shall be paid in cash upon the payment in cash of the principal outstanding hereunder or the conversion of this Note as provided herein. Nothing contained in this Note shall require the Company at any time to pay interest at a rate exceeding the maximum rate allowable under California law. Principal and interest shall be payable at the principal office of the Holder or at such other place as Holder may designate from time to time in writing to the Company. Interest shall be computed on the basis of a 365-day year. This Note may be pre-paid at any time by the Company.

          1. PURCHASE AGREEMENT. This Note is issued pursuant to and is entitled to the benefits and subject to the conditions of that certain Subscription Agreement of even date herewith, between the Company and Holder, as the same may be amended from time to time (the "Subscription Agreement"), and Holder, and its successors and assigns, by its acceptance hereof, agrees to be bound by the provisions of the Subscription Agreement.

          2. DEFAULT. If any of the following events (hereafter called "Events of Default") shall occur:

               (a) If the Company shall default in the payment of any principal or interest due under this Note when the same shall become due and payable, whether at maturity or by acceleration or otherwise; or

               (b) If the Company shall make a general assignment for the benefit of creditors; or

               If the Company shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, or shall file any answer admitting the material allegation of a petition filed against the Company in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company of all or any substantial part of the properties of the Company, or the Company shall commence the winding up or the dissolution or liquidation of the Company; or

                                    EXHIBIT A


               (d) If, within sixty (60) days after a court of competent jurisdiction shall have entered an order, judgment or decree approving any complaint or petition against the Company seeking reorganization, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, such order, judgment or decree shall not have been dismissed or stayed pending appeal, or if, within sixty
          (60) days after the appointment, without the consent or acquiescence of the Company, of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated or stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, shall not have been vacated; or

               (e) If the Company should breach any of the material covenants, representations, warranties, terms or conditions of this Note or the Subscription Agreement and such breach shall continue unremedied for a period of thirty (30) days following notice of such breach;

     then, and in each and every such case, the Holder of this Note may by notice in writing to the Company declare all amounts under this Note to be forthwith due and payable and thereupon the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

          3.   CONVERSION.

               (a) RIGHT TO CONVERT INTO SERIES C PREFERRED STOCK. Subject to and upon compliance with the provisions of this Section 0, at the option of the Holder, at any time or from time to time, this Note may be converted, in whole or in part, into shares of Series C Preferred Stock of the Company by the surrender of this Note in the manner specified in Section 0(0) below. The number of shares of Series C Preferred Stock into which this Note shall be convertible shall equal the principal amount of the Note being converted divided by the "Conversion Price" (as hereinafter defined). The Conversion Price shall initially be $2.50 per share. The Company shall, at all times, reserve a sufficient number of shares of Series C Preferred Stock as may be issuable on conversion hereof.

               (b) AUTOMATIC CONVERSION ON PUBLIC OFFERING OR CERTAIN SALES . This Note shall automatically be converted into shares of Common Stock at the Conversion Price then in effect immediately upon the closing of the Company's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, on Form S-1 or Form SB-2 or any successor to such forms, which produces either (i) aggregate gross proceeds to the Company of not less than $20,000,000, or (ii) the sale of a number of shares equal to twenty percent (20%) of the then-outstanding capital stock of the Company.

               (c) MECHANICS OF CONVERSION. Before any Holder shall be entitled to convert any Note into shares of Series C Preferred Stock or Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the Company's principal corporate office, together with written notice of such holder's election to convert the same, and shall state therein the name or names in which the certificate or certificates for shares of Series C Preferred Stock or Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the number of shares of Series C Preferred Stock or Common Stock to which such Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note to be converted, and the person or persons entitled to receive the shares of Series C Preferred Stock or Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series C Preferred Stock or Common Stock as of such date. If this Note is converted in part, this Note must be converted for a number of whole shares of Series C Preferred Stock and the Holder shall be entitled to receive a new Note covering the remaining amount in respect of which this Note has not been converted. Upon such surrender of this Note, the Company will issue a certificate or certificates in the name of the Holder for the largest number of whole shares of Series C Preferred Stock or Common Stock to which the Holder shall be

                                    EXHIBIT A


     entitled and, if this Note is converted in whole, in lieu of any fractional share of Series C Preferred Stock or Common Stock to which the Holder shall be entitled, cash equal to the remaining amount due hereunder. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any Holder tendering a Note for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person or persons entitled to receive the Common Stock upon conversion of such Note shall not be deemed to have converted such Note until immediately prior to the closing of such sale of securities.

               (d) CONVERSION PRICE ADJUSTMENTS UPON CERTAIN EVENTS. The Conversion Price shall be subject to adjustment from time to time as follows:

                    (i) In the event the Company's next round of financing following the issuance of this Note is achieved through its initial public offering of Common Stock (the "IPO"), and the per share offering price in the IPO is less than $3.75, the Conversion Price shall be adjusted so as to equal two-thirds (2/3) of the per share offering price in the IPO.

                    (ii) In the event the Company should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series C Preferred Stock or Common Stock or the determination of holders of Series C Preferred Stock or Common Stock entitled to receive a dividend or other distribution payable in additional shares of Series C Preferred Stock or Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series C Preferred Stock or Common Stock (hereinafter referred to as "Stock Equivalents") without payment of any consideration by such holder for the additional shares of Series C Preferred Stock or Common Stock or the Stock Equivalents (including the additional shares of Series C Preferred Stock or Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Series C Preferred Stock or Common Stock issuable on conversion of each share of Note shall be increased in proportion to such increase of the aggregate of shares of Series C Preferred Stock or Common Stock outstanding and those issuable with respect to such Stock Equivalents.

                    (iii) If the number of shares of Series C Preferred Stock or Common Stock outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Series C Preferred Stock or Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Series C Preferred Stock or Common Stock issuable on conversion of each share of the Note shall be decreased in proportion to such decrease in outstanding shares.

               (e) OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 0(0)(0), then, in each such case for other purposes of this Section 0(0), the holders of the Notes shall be given ten (10) days notice prior to the record date for such distribution in order to permit the holders of the Notes to convert the Notes into Series C Preferred Stock.

               (f) RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Series C Preferred Stock or Common Stock (other than a subdivision, combination or merger or sale of assets transaction or like transaction provided for elsewhere in this Section 0), provision shall be made so that the holders of the Notes shall thereafter be entitled to receive upon conversion of the Notes the number of shares of stock or other securities or property of the Company, or otherwise, to which a holder of Series C Preferred Stock or Common Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this
     Section 0 with respect to the rights of the holders of the Notes after the recapitalization to the end that the provisions of this Section 0 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Notes) shall be applicable after that event as they were before as nearly equivalent as may be practicable.

               (g) NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization,

                                    EXHIBIT A


     recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Notes against impairment.

               (h) CERTIFICATE AS TO ADJUSTMENT. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this
     Section 0, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause its chief financial officer to verify such computation and prepare and furnish to each holder of the Notes a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Note holder, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Series C Preferred Stock or Common Stock and the amount, if any, of other securities and/or property which at the time would be receivable upon the conversion of the Notes. Such certificate shall set forth in reasonable detail such facts as may be necessary to show the reason for and manner of computing such adjustment. If demanded by the holders of more than 10% of the principal amount of the Notes, the Company shall provide the holders of the Notes a verification or confirmation of the calculation of such adjustment signed by an independent certified public accountant, which may be the firm of independent certified public accountants servicing the Company.

               (i) NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of a Note, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

               (j) TAXES ON CONVERSION. The issue of share certificates on conversion of this Note shall be made without charge to the converting Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder, and the Company shall not be required to issue or deliver any certificate in respect of such shares unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

               (k) RESERVATION OF CONVERSION SECURITIES. The Company agrees that the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the conversion of this Note, the shares of Series C Preferred Stock or Common Stock and other securities and properties as from time to time shall be receivable upon the conversion of this Note.

               (l) NO RIGHTS AS STOCKHOLDERS. Prior to the conversion of this Note, the Holder of this Note shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any pre-emptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein or in the Subscription Agreement or as otherwise agreed.

                                    EXHIBT A


    4.    MERGER, CONSOLIDATION.

        (a) ACCELERATION ON MERGER, CONSOLIDATION. In the event of (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity, or any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is issued for the purpose of combining with or acquisition by one or more corporations or other entities or persons; or (ii) a sale, conveyance or disposition of all or substantially all of the assets of the Company, then the principal and accrued interest on this Note shall be due and payable at the closing of any such transaction.

        (b) NOTICES. The Company shall give each Note holder written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 0 and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given the notice provided for herein of any material changes, provided, however, that such periods may be shortened upon the written consent of the holders of the majority of the principal amount of Notes then outstanding.

    5. TRANSFER. Subject to the restrictions and limitations set forth in the Subscription Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor, dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered, will be issued to and registered in the name of the transferee or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payments and for all other purposes.

    6. NOTE REGISTER. This Note is transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Note as he or it appears on the Company's books at any time as the Holder for all purposes.

    7. LOSS, ETC., OF NOTE. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Company if lost, stolen or destroyed, and upon surrender and cancellation of this Note if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

    8. AMENDMENT, WAIVER ETC., BY HOLDERS. The terms of this Note may be amended or waived upon the written consent of the Company and the Holder.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

     The Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. If an action is brought for collection under this Note, the Holder shall be entitled to receive all costs of collection, including, but not limited to, its reasonable attorneys' fees.

                                   SENDX MEDICAL, INC.,
                                   a California corporation


                                   By:
                                      Douglas R. Hillier, President

                                    EXHIBIT A


[Corporate Seal]

                                    EXHIBIT B


     THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") NOR QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, (THE "CALIFORNIA SECURITIES LAW"). THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT. THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH THE CALIFORNIA SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND COMPLIANCE ARE NOT REQUIRED.

Warrant No. ________                         Warrant to Purchase
                                             ________ Shares of
                                             Series C Preferred Stock
                                             As Herein Described


                  WARRANT TO PURCHASE SERIES C PREFERRED STOCK
                                       OF
                               SENDX MEDICAL, INC.

     This is to certify that, for value received, ___________________ or a proper assignee (in each case, the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from SenDx Medical, Inc., a California corporation (the "Company"), at any time during the period from the date hereof (the "Commencement Date") to 5:00 p.m., California time, on ________, 1999 (the "Expiration Date") at which time this Warrant shall expire and become void, ________ shares ("Warrant Shares") of the Company's Preferred Stock (the "Preferred Stock"). This Warrant shall be exercisable at $1.8375 per share (the "Exercise Price"), subject to adjustment upon certain events as hereinafter provided. The number of shares of Preferred Stock to be received upon exercise of this Warrant and the Exercise Price shall be adjusted from time to time as set forth below. This Warrant also is subject to the following terms and conditions:

    1.    EXERCISE AND PAYMENT; EXCHANGE

        (a) This Warrant may be exercised in whole or in part at any time from and after the date hereof and before the Expiration Date, but if such date is a day on which federal or state chartered banking institutions located in the State of California are authorized to close, then on the next succeeding day which shall not be such a day. Exercise shall be presentation and surrender to the Company at its principal office, or at the office of any transfer agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) either (A) a certified or official bank check for the Exercise Price for the number of Warrant Shares specified in the exercise form; or (B) other securities of the Company owned by the Holder and having a fair market value determined as specified in the exercise form; or (C) any combination of the consideration specified in the foregoing clauses (A) and (B). If this Warrant is exercised in part only, the Company or its transfer agent shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchase hereunder. Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the Holder shall be deemed to be the holder of record of the Preferred Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such warrant Shares shall not then be actually delivered by the Holder.

        (b) EXCHANGE OF WARRANT FOR PREFERRED STOCK. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right, upon its written request delivered or transmitted to the Company together with this Warrant, to exchange this Warrant, in whole or in part at any time or from time to time on or prior to the Expiration date, for the number of shares of Preferred Stock having an aggregate fair market value (determined as set forth in Section 4 hereof) on the date of such exchange equal

                                    EXHIBIT B


to the difference between (i) the aggregate fair market value on the date of such exchange (determined as set forth in Section 4 hereof) of a number of Warrant Shares designated by the Holder and (ii) the aggregate Exercise Price the Holder would have paid to the Company to purchase such designated number of Warrant Shares upon exercise of this Warrant. Upon any such exchange, the number of Warrant Shares purchasable upon exercise of this Warrant shall be reduced by such designated number of Warrant Shares, and, if a balance of purchasable Warrant Shares remains after such exchange, the Company shall execute and deliver to the Holder a new Warrant evidencing the right of the Holder to purchase such balance of Warrant Shares. No payment of any cash or other consideration shall be required. Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this Subsection be made, or at such later date as may be specified in such request.

    2. EXERCISE PRICE ADJUSTMENTS UPON CERTAIN EVENTS. The Exercise Price shall be subject to adjustment from time to time as follows:

        (a) In the event the price per share of the initial round of the Company's Series D Preferred Stock financing is less or more than $2.625 per share, the Exercise Price shall be adjusted so as to equal seventy percent (70%) of such per share price.

        (b) In the event the Company's next round of financing following the issuance of this Warrant is achieved through its initial public offering of Common Stock (the "IPO"), the Exercise Price shall be adjusted to $2.50 per share; provided, however, that if the per share offering price in the IPO is less than $3.75, the Exercise Price shall instead be adjusted so as to equal two-thirds (2/3) of the per share offering price in the IPO.

        (c) In the event the Company should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series C Preferred Stock or the determination of holders of Series C Preferred Stock entitled to receive a dividend or other distribution payable in additional shares of Series C Preferred Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series C Preferred Stock (hereinafter referred to as "Stock Equivalents") without payment of any consideration by such holder for the additional shares of Series C Preferred Stock or the Stock Equivalents (including the additional shares of Series C Preferred Stock issuable upon the exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price shall be appropriately decreased so that the number of shares of Series C Preferred Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase of the aggregate of shares of Series C Preferred Stock outstanding and those issuable with respect to such Stock Equivalents.

        (d) If the number of shares of Series C Preferred Stock outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Series C Preferred Stock, then, following the record date of such combination, the Exercise Price shall be appropriately increased so that the number of shares of Series C Preferred Stock issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

        (e) If at any time or from time to time there shall be a recapitalization of the Series C Preferred Stock (other than a subdivision, combination or merger or sale of assets transaction or like transaction provided for elsewhere in this Section 2, provision shall be made so that the holders of the Warrants shall thereafter be entitled to receive upon exercise of the Warrants the number of shares of stock or other securities or property of the Company, or otherwise, to which a holder of Series C Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the holders of the Warrants after the recapitalization to the end that the provisions of this Section 2 (including adjustment of the Exercise Price then in effect and the number of shares purchasable upon exercise of the Warrants) shall be applicable after that event as they were before as nearly equivalent as may be practicable.

                                    EXHIBIT B


        The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against impairment.

        (g) Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause its chief financial officer to verify such computation and prepare and furnish to each holder of the Warrants a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Warrant holder, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Exercise Price at the time in effect, and (C) the number of shares of Series C Preferred Stock and the amount, if any, of other securities and/or property which at the time would be receivable upon the exercise of the Warrants. Such certificate shall set forth in reasonable detail such facts as may be necessary to show the reason for and manner of computing such adjustment. If demanded by the holders of more than 10% of the principal amount of the Warrants, the Company shall provide the holders of the Warrants a verification or confirmation of the calculation of such adjustment signed by an independent certified public accountant, which may be the firm of independent certified public accountants servicing the Company.

        (h) NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of a Warrant, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

    3. RESERVATION OF SHARES. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant.

    4. FRACTIONAL INTERESTS. The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value per share of Preferred Stock, determined as follows:

        (a) If the Preferred Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"), the current fair market value shall be the last reported sale price of the Preferred Stock on such exchange or NASDAQ on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange of NASDAQ; or

        (b) If the Preferred Stock is not so listed or admitted to unlisted trading privileges or quoted on NASDAQ, the current fair market value shall be the mean of the last bid and asked prices reported on the last business day prior to the date of the exercise of this Warrant (i) by NASDAQ, or (ii) if reports are unavailable under clause (i) above, by the National Quotation Bureau Incorporated; or

        (c) If the Preferred Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company's Board of Directors in good faith.

                                    EXHIBIT B


    5. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

    6.    TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT

            6.1. This Warrant may be transferred, in whole or in part, subject to the following restrictions. This Warrant and the Warrant Shares or any other securities ("Other Securities") received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Securities Act of 1933, as amended (the "Act"), unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant, the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that the Warrant, the Warrant Shares or Other Securities may be transferred without such registration. This Warrant and the Warrant Shares or Other Securities may also be subject to restrictions on transferability under applicable state securities or blue sky laws. Until the Warrant and the Warrant Shares or Other Securities are registered under the Act, the Holder shall reimburse the Company for its expenses, including attorneys' fees, incurred in connection with any transfer or assignment, in whole or in part, of this Warrant or any Warrant Shares or Other Securities.

            6.2. Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accomplished by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be cancelled.

            6.3. Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

            6.4. Each Holder of this Warrant, the Warrant Shares and any Other Securities shall indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the Warrant Shares or Other Securities in violation of this Warrant.

    7. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, in good faith, take all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

                                    EXHIBIT B


     NOTICES. Notices and other communications to be given to the Holder shall be deemed sufficiently given if delivered by hand, or two business days after mailing if mailed by registered or certified mail, postage prepaid, addressed in the name and at the address of such Holder appearing on the records of the Company. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or two business days after mailing if mailed by registered or certified mail, postage prepaid, to the Company at

                              1945 Palomar Oaks Way
                               Carlsbad, CA  92009

Either party may change the address to which notices shall be given by notice pursuant to this Section 7.

    9. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California.


     IN WITNESS WHEREOF, the Company has executed this Warrant as of

                              SENDX MEDICAL, INC.


                              By:
                                   Douglas R. Hillier, President

                                    EXHIBIT C


                       ACCREDITED INVESTOR QUALIFICATIONS

    ACCREDITED INVESTOR STATUS. Subscriber shall be deemed to be an Accredited Investor if Subscriber satisfies any one of the following conditions:

            (a) Subscriber is a natural person whose net worth, either individually or jointly with such person's spouse, at the time of the Subscriber's purchase, exceeds $1,000,000;

            (b) Subscriber is a natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in 1993 and 1994 and reasonably expects to reach the same income level in 1995;

            (c) Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

            (d)     Subscriber is a broker or dealer registered pursuant to
Section 15 of the Securities Exchange Act of 1934, as amended;

            (e) Subscriber is an insurance company as defined in Section 2(13) of the Securities Act;

            (f) Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act;

            (g) Subscriber is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

            (h) Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

            (i) Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

            (j) Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

            (k) Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

            (l) Subscriber is a director or executive officer of the Company;

            (m) Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company; or

            (n) Subscriber is an entity in which ALL of the equity owners qualify under any of the above subparagraphs.

                                    EXHIBIT C

    (n) NET WORTH. The term "net worth" means the excess of total assets over total liabilities. In calculating net worth, the Subscriber may include the estimated fair market value of Subscriber's principal residence as an asset.

    3. INCOME. In determining individual "income," the Subscriber should add to the Subscriber's individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND, EXCEPT AS STATED IN AN AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE, OR ITS PREDECESSOR IN INTEREST, AND THE ISSUER CORPORATION, SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT OR REGULATION A NOTIFICATION UNDER SUCH ACT COVERING SUCH SECURITIES OR THE ISSUER CORPORATION RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE ISSUER CORPORATION) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                              SENDX MEDICAL, INC.,
                            a California corporation
                           Convertible Promissory Note

                                                            Carlsbad, California
                                                                February @, 1996

          FOR VALUE RECEIVED, SENDX MEDICAL, INC., a California corporation (the "Company"), hereby promises to pay to INVESTMENT_LEGAL_NAME~ (hereinafter referred to as the "Holder"), or registered assigns, on the earlier of the closing of the Company's next round of financing or on February ##, 1997 [one (1) year following date of issuance], subject to prepayment or earlier conversion as described below, the principal sum of @@ DOLLARS ($BRIDGE_FINANCING_AMOUNT~), or such part thereof as then remains unpaid, and to pay interest from the date hereof on the whole amount of said principal sum remaining unpaid at a rate per annum equal to the lesser of
     (a) eight percent (8%), or (b) the maximum rate permitted by law. Interest shall accrue and compound quarterly, from the date of issuance, and shall be payable at such time as the outstanding principal amount is due or has been converted. All accrued and unpaid interest shall be paid in cash upon the payment in cash of the principal outstanding hereunder or the conversion of this Note as provided herein. Nothing contained in this Note shall require the Company at any time to pay interest at a rate exceeding the maximum rate allowable under California law. Principal and interest shall be payable at the principal office of the Holder or at such other place as Holder may designate from time to time in writing to the Company. Interest shall be computed on the basis of a 365-day year. This Note may be pre-paid at any time by the Company.

          1. PURCHASE AGREEMENT. This Note is issued pursuant to and is entitled to the benefits and subject to the conditions of that certain Subscription Agreement of even date herewith, between the Company and Holder, as the same may be amended from time to time (the "Subscription Agreement"), and Holder, and its successors and assigns, by its acceptance hereof, agrees to be bound by the provisions of the Subscription Agreement.

          2. DEFAULT. If any of the following events (hereafter called "Events of Default") shall occur:

               (a) If the Company shall default in the payment of any principal or interest due under this Note when the same shall become due and payable, whether at maturity or by acceleration or otherwise; or

               (b) If the Company shall make a general assignment for the benefit of creditors; or

               If the Company shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, or shall file any answer admitting the material allegation of a petition filed against the Company in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company of all or any substantial part of the properties of the Company, or the Company shall commence the winding up or the dissolution or liquidation of the Company; or

               (d) If, within sixty (60) days after a court of competent jurisdiction shall have entered an order, judgment or decree approving any complaint or petition against the Company seeking reorganization, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, such order, judgment or decree shall not have been dismissed or stayed pending appeal, or if, within sixty
          (60) days after the appointment, without the consent or acquiescence of the Company, of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated or stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, shall not have been vacated; or

               (e) If the Company should breach any of the material covenants, representations, warranties, terms or conditions of this Note or the Subscription Agreement and such breach shall continue unremedied for a period of thirty (30) days following notice of such breach;

     then, and in each and every such case, the Holder of this Note may by notice in writing to the Company declare all amounts under this Note to be forthwith due and payable and thereupon the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

          3.   CONVERSION.

               (a) RIGHT TO CONVERT INTO SERIES C PREFERRED STOCK. Subject to and upon compliance with the provisions of this Section 3, at the option of the Holder, at any time or from time to time, this Note may be converted, in whole or in part, into shares of Series C Preferred Stock of the Company by the surrender of this Note in the manner specified in Section 3(c) below. The number of shares of Series C Preferred Stock into which this Note shall be convertible shall equal the principal amount of the Note being converted divided by the "Conversion Price" (as hereinafter defined). The Conversion Price shall initially be $2.50 per share. The Company shall, at all times, reserve a sufficient number of shares of Series C Preferred Stock as may be issuable on conversion hereof.

               (b) AUTOMATIC CONVERSION ON PUBLIC OFFERING OR CERTAIN SALES . This Note shall automatically be converted into shares of Common Stock at the Conversion Price then in effect immediately upon the closing of the Company's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, on Form S-1 or Form SB-2 or any successor to such forms, which produces either (i) aggregate gross proceeds to the Company of not less than $20,000,000, or (ii) the sale of a number of shares equal to twenty percent (20%) of the then-outstanding capital stock of the Company.

               (c) MECHANICS OF CONVERSION. Before any Holder shall be entitled to convert any Note into shares of Series C Preferred Stock or Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the Company's principal corporate office, together with written notice of such holder's election to convert the same, and shall state therein the name or names in which the certificate or certificates for shares of Series C Preferred Stock or Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the number of shares of Series C Preferred Stock or Common Stock to which such Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note to be converted, and the person or persons entitled to receive the shares of Series C Preferred Stock or Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series C Preferred Stock or Common Stock as of such date. If this Note is converted in part, this Note must be converted for a number of whole shares of Series C Preferred Stock and the Holder shall be entitled to receive a new Note covering the remaining amount in respect of which this Note has not been converted. Upon such surrender of this Note, the Company will issue a certificate or certificates in the name of the Holder for the largest number of whole shares of Series C Preferred Stock or Common Stock to which the Holder shall be entitled and, if this Note is converted in whole, in lieu of any fractional share of Series C Preferred Stock or Common Stock to which the Holder shall be entitled, cash equal to the remaining amount due hereunder. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any Holder tendering a Note for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person or persons entitled to receive the Common Stock upon conversion of such Note shall not be deemed to have converted such Note until immediately prior to the closing of such sale of securities.

               (d) CONVERSION PRICE ADJUSTMENTS UPON CERTAIN EVENTS. The Conversion Price shall be subject to adjustment from time to time as follows:

                    (i) In the event the Company's next round of financing following the issuance of this Note is achieved through its initial public offering of Common Stock (the "IPO"), and the per share offering price in the IPO is less than $3.75, the Conversion Price shall be adjusted so as to equal two-thirds (2/3) of the per share offering price in the IPO.

                    (ii) In the event the Company should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series C Preferred Stock or Common Stock or the determination of holders of Series C Preferred Stock or Common Stock entitled to receive a dividend or other distribution payable in additional shares of Series C Preferred Stock or Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series C Preferred Stock or Common Stock (hereinafter referred to as "Stock Equivalents") without payment of any consideration by such holder for the additional shares of Series C Preferred Stock or Common Stock or the Stock Equivalents (including the additional shares of Series C Preferred Stock or Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Series C Preferred Stock or Common Stock issuable on conversion of each share of Note shall be increased in proportion to such increase of the aggregate of shares of Series C Preferred Stock or Common Stock outstanding and those issuable with respect to such Stock Equivalents.

                    (iii)  If the number of shares of Series C Preferred
     Stock or Common Stock outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Series C Preferred Stock or Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Series C Preferred Stock or Common Stock issuable on conversion of each share of the Note shall be decreased in proportion to such decrease in outstanding shares.

               (e) OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 3(d)(ii), then, in each such case for other purposes of this Section 3(e), the holders of the Notes shall be given ten (10) days notice prior to the record date for such distribution in order to permit the holders of the Notes to convert the Notes into Series C Preferred Stock.

               (f) RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Series C Preferred Stock or Common Stock (other than a subdivision, combination or merger or sale of assets transaction or like transaction provided for elsewhere in this Section 3), provision shall be made so that the holders of the Notes shall thereafter be entitled to receive upon conversion of the Notes the number of shares of stock or other securities or property of the Company, or otherwise, to which a holder of Series C Preferred Stock or Common Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this
     Section 3 with respect to the rights of the holders of the Notes after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Notes) shall be applicable after that event as they were before as nearly equivalent as may be practicable.

               (g) NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Notes against impairment.

               (h) CERTIFICATE AS TO ADJUSTMENT. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this
     Section 3, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause its chief financial officer to verify such computation and prepare and furnish to each holder of the Notes a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Note holder, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Series C Preferred Stock or Common Stock and the amount, if any, of other securities and/or property which at the time would be receivable upon the conversion of the Notes. Such certificate shall set forth in reasonable detail such facts as may be necessary to show the reason for and manner of computing such adjustment. If demanded by the holders of more than 10% of the principal amount of the Notes, the Company shall provide the holders of the Notes a verification or confirmation of the calculation of such adjustment signed by an independent certified public accountant, which may be the firm of independent certified public accountants servicing the Company.

               (i) NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of a Note, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

               (j) TAXES ON CONVERSION. The issue of share certificates on conversion of this Note shall be made without charge to the converting Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder, and the Company shall not be required to issue or deliver any certificate in respect of such shares unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

               (k) RESERVATION OF CONVERSION SECURITIES. The Company agrees that the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the conversion of this Note, the shares of Series C Preferred Stock or Common Stock and other securities and properties as from time to time shall be receivable upon the conversion of this Note.

               (l) NO RIGHTS AS STOCKHOLDERS. Prior to the conversion of this Note, the Holder of this Note shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any pre-emptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein or in the Subscription Agreement or as otherwise agreed.

          4.   MERGER, CONSOLIDATION.
               (a)  ACCELERATION ON MERGER, CONSOLIDATION.  In the event of
     (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity, or any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is issued for the purpose of combining with or acquisition by one or more corporations or other entities or persons; or (ii) a sale, conveyance or disposition of all or substantially all of the assets of the Company, then the principal and accrued interest on this Note shall be due and payable at the closing of any such transaction.

               (b) NOTICES. The Company shall give each Note holder written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty
     (20) days prior to the closing of such transaction, whichever is earlier. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 4 and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty
     (20) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given the notice provided for herein of any material changes, provided, however, that such periods may be shortened upon the written consent of the holders of the majority of the principal amount of Notes then outstanding.

          5. TRANSFER. Subject to the restrictions and limitations set forth in the Subscription Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor, dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered, will be issued to and registered in the name of the transferee or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payments and for all other purposes.

          6. NOTE REGISTER. This Note is transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Note as he or it appears on the Company's books at any time as the Holder for all purposes.

          7. LOSS, ETC., OF NOTE. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Company if lost, stolen or destroyed, and upon surrender and cancellation of this Note if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

          8. AMENDMENT, WAIVER ETC., BY HOLDERS. The terms of this Note may be amended or waived upon the written consent of the Company and the Holder.

               This Note shall be governed by and construed in accordance with the laws of the State of California.

               The Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. If an action is brought for collection under this Note, the Holder shall be entitled to receive all costs of collection, including, but not limited to, its reasonable attorneys' fees.

                                      SENDX MEDICAL, INC.,
                                      a California corporation


                                      By:
                                         ---------------------------------------
                                         Douglas R. Hillier, President

[Corporate Seal]